UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 6, 2023
COMSTOCK RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-03262	94-1667468

(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)
(972) 668-8800
(Registrant's Telephone No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
Comstock Resources, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders on June 6, 2023. The following proposals were submitted to the holders of the Company's common stock for a vote:
1.The re-election of five nominees to the Board of Directors;
2.The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To approve, on an advisory basis, the Company's compensation of its named executive officers; and
4.To approve, on an advisory basis, the frequency of future stockholder advisory votes on executive compensation.
260,203,943 shares of the Company's common stock were represented at the meeting, or 94% of the Company's voting capital stock. 16,245,149 of the shares were broker non-votes and were only included in the results on proposal 2.
The results of such votes were as follows:
1.The following votes were cast in the election of the five nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total

M. Jay Allison	242,473,272	1,485,522	243,958,794
Roland O. Burns	241,197,611	2,761,183	243,958,794
Elizabeth B. Davis	239,935,629	4,023,165	243,958,794
Morris E. Foster	215,503,633	28,455,161	243,958,794
Jim L. Turner	240,054,916	3,903,878	243,958,794
2.The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

259,016,510	1,133,043	54,390	260,203,943
3.The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

241,559,026	2,250,750	149,018	243,958,794

4.The following votes were cast in the advisory vote on the frequency of future stockholder advisory votes on executive compensation:

Number of Votes Voted For 3 Years	Number of Votes Voted For 2 Years	Number of Votes Voted For 1 Year	Number of Votes Abstaining	Total

196,091,991	194,798	47,573,532	98,473	243,958,794

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: June 7, 2023	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer